The OBERWEIS FUNDS
Oberweis International Opportunities Fund

SUPPLEMENT DATED june 5, 2018
TO THE PROSPECTUS DATED MAY 1, 2018

Effective as of the close of business on June 9, 2017, the Oberweis International Opportunities Fund was closed for investment, except that shareholders who owned shares of the International Opportunities Fund as of the close of business on June 9, 2017 through (i) a qualified retirement plan account (e.g., IRAs and other tax-advantaged retirement plans, such as 401(k) Plans and 403(b)(7) Plans) and participants in qualified retirement plans that offer the International Opportunities Fund as an investment option may continue to invest in the International Opportunities Fund, and (ii) an account advised by an investment adviser may continue to invest in the International Opportunities Fund if such investments are being made pursuant to a rebalancing program. Employees of Oberweis Asset Management or its affiliated entities or trustees of The Oberweis Funds, and their families, may continue to invest in the International Opportunities Fund. In addition, all existing shareholders of the International Opportunities Fund will be permitted to reinvest any dividends, capital gains or distributions in additional shares of the International Opportunities Fund and may exchange their shares in the International Opportunities Fund for shares of the Oberweis International Opportunities Institutional Fund provided that the exchange meets the minimum investment requirements for the Oberweis International Opportunities Institutional Fund – generally, $1 million. Further all existing shareholders of the Oberweis International Opportunities Institutional Fund may exchange their shares in that Fund for shares of the International Opportunities Fund, subject to a $1,000 minimum. Shares will be exchanged for each other based upon their relative net asset values.

The Oberweis International Opportunities Fund may resume sales of shares to new investors at some future date.

The Oberweis Global Opportunities Fund, the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis Small-Cap Value Fund, the Oberweis China Opportunities Fund and the Oberweis Emerging Markets Fund remain open to both new investors and existing shareholders.

June 5, 2018

THE OBERWEIS FUNDS

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

1-800-245-7311